UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2024

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(734) 335-0468

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 20, 2024, ENDRA Life Sciences Inc. (the “Company”) issued a press release regarding its in-person pre-submission meeting with the Food and Drug Administration (the “FDA”) related to the clinical trial design of its TAEUS liver device in support of its planned de novo filing with the FDA. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The in-person pre-submission meeting with the FDA occurred on May 16, 2024. The Company currently anticipates completing the necessary clinical studies for its de novo submission for its TAEUS liver device by the fourth quarter of 2024 or first quarter of 2025 and submitting the new de novo filing to the FDA in the first half of 2025.

Cautionary Note regarding Forward-Looking Statements

All statements in this Current Report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “anticipates,” “planned,” and other comparable terms. Examples of forward-looking statements include, among others, statements regarding the Company’s plans to make a de novo submission to the FDA relating to its TAEUS liver device and expectations regarding timing of completion of related clinical studies and the submission of such de novo request. The forward-looking statements made in this report speak only as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 20, 2024, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
May 20, 2024
	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer

3